FORM N-23C-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23C-3

1.	Investment Company Act File Number: 811-23903

Date of Notification: May 6, 2025

2.	Exact name of investment company as specified in registration statement.

VOYA ENHANCED SECURITIZED INCOME FUND

3.	Address of principal executive office:

7337 E. DOUBLETREE RANCH ROAD, SUITE 100

SCOTTSDALE, ARIZONA 85258-2034

4.	Check one of the following:

A.	☒	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

BY:	/s/ Gizachew Wubishet

NAME:	Gizachew Wubishet

TITLE:	Assistant Secretary

INVESTMENT MANAGEMENT voyainvestments.com

Voya® Investment Management

P.O. Box 534480

Pittsburgh, PA 15253-4480

Voya Enhanced Securitized Income Fund

Repurchase Offer Notice

May 6, 2025

Dear Voya Enhanced Securitized Income Fund Shareholder:

This notification is a reminder that your Fund has a quarterly share repurchase program. If you are not interested in selling any of your shares at this time, you do not need to do anything. You are not required to sell any of your shares during any repurchase offer. The Fund’s quarterly offer to repurchase a portion of its outstanding shares will begin on May 14, 2025. The Fund is required to notify you each quarter to remind you of each repurchase offer period.

We extend this quarterly repurchase offer to provide liquidity to shareholders because shares of this closed-end interval Fund are not redeemable daily for cash and are not traded on a stock exchange. You can sell Fund shares only during one of the Fund’s scheduled quarterly repurchase offer periods, so we would like to make you aware of the deadlines and procedures should you wish to do so. Note that early withdrawal of shares from this Fund may result in an early withdrawal charge. Early withdrawal of shares from this Fund may be a taxable event. Consult your financial representative or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time.

The repurchase offer period begins on May 14, 2025. Please note, this quarter’s Repurchase Request Deadline is June 13, 2025. For informational purposes, on April 29, 2025, the Net Asset Values per share of the Fund were:

Class A/VVJHX	$9.89
Class C/VVJIX	$9.89
Class I/VVJJX	$9.89

If you wish to sell any of your Fund shares during this repurchase offer period, refer to your account statement to determine how your shares are registered:

1.	If your shares are held in your own name or in a qualified retirement plan for which BNY Mellon Investment Servicing Trust Company acts as custodian, complete the enclosed Repurchase Request Form and ensure that it is received in good order by Voya Investment Management c/o BNY Mellon Investment Servicing (US), Inc., the Fund’s Transfer Agent, at its Pittsburgh office by 4 p.m. Eastern Standard Time on June 13, 2025. The Fund currently does not charge a processing fee for handling repurchase requests.

2.	If your shares are held for you by your broker-dealer, or for your retirement plan by your retirement plan trustee (other than BNY Mellon Investment Servicing Trust Company as mentioned above), you will need to ask your broker-dealer or retirement plan trustee to submit the repurchase request for you. Your financial advisor or broker may charge a transaction fee for that service. Please refer to your Fund Prospectus and the enclosed Repurchase Offer Terms and Repurchase Request Form for more details.

You may, of course, elect to keep your Voya Enhanced Securitized Income Fund shares at this time, in which case you may disregard this notice and the attached forms. However, should you currently wish to sell any of your shares, remember that all requests must be received (in good order) by Voya Investment Management c/o BNY Mellon Investment Servicing (US), Inc., P.O. Box 534480, Pittsburgh, PA 15253-4480, the Fund’s Transfer Agent, at its office in Pittsburgh by 4 p.m. Eastern Standard Time June 13, 2025, the Repurchase Request Deadline.

If you have questions, please call your financial advisor or Voya Investments Distributor, LLC at 1-800-992-0180. This Repurchase Offer Notice can also be found online at www.voyainvestments.com/sirl.

Sincerely,

Voya Investments, LLC

INVESTMENT MANAGEMENT voyainvestments.com

Voya Enhanced Securitized Income Fund

Repurchase Offer Notice

Voya Enhanced Securitized Income Fund

REPURCHASE OFFER TERMS

Please refer to the Repurchase Offer Notice to determine the exact date of a particular quarterly

Repurchase Request Deadline as well as other important information.

1. THE OFFER. Voya Enhanced Securitized Income Fund (the “Fund”) is offering to repurchase for cash up to five percent (5%) of the aggregate of its issued and outstanding Class A, C, and I shares of beneficial interest (“shares”) at a price equal to their respective net asset values (“NAV” or “Net Asset Value”) as of the close of the New York Stock Exchange on the Repurchase Pricing Date (defined below) upon the terms and conditions set forth in this Offer, the Repurchase Offer Notice, the Fund’s Prospectus, and the related Repurchase Request Form. Together those documents constitute the “Repurchase Offer.” The purpose of the Repurchase Offer is to provide liquidity to shareholders of the Fund. The offer is not conditioned upon the tender for repurchase of any minimum number of shares. All classes of shares are considered to be a single class for the purposes of allocating repurchases under this Repurchase Offer.

2. REPURCHASE REQUEST DEADLINE. All tenders of shares for repurchase (“Repurchase Requests”) must be received in proper form by BNY Mellon Investment Servicing (US), Inc. (the “Transfer Agent”), at its office in Pittsburgh by 4 p.m. Eastern Standard Time on the repurchase request deadline listed in the Repurchase Offer Notice (the “Repurchase Request Deadline”). Repurchase Requests submitted to the Transfer Agent must be sent to the addresses specified in this Repurchase Offer.

3. REPURCHASE PRICING DATE. The Net Asset Values of Class A, C, and I shares for repurchases must be determined no later than 14 days after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). However, the Fund expects that the Repurchase Pricing Date will be the Repurchase Request Deadline, determining the Net Asset Values on such date is not likely to result in significant dilution of the prices of the shares, or as soon as such determination can be made after such date. If the Fund chooses a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the Fund’s Net Asset Values per share may fluctuate between those dates.

4. NET ASSET VALUES. You must determine whether to tender shares prior to the Repurchase Request Deadline, but the Net Asset Values at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date. The Net Asset Values may fluctuate between the date you submit your Repurchase Request and the Repurchase Request Deadline (and the Repurchase Pricing Date, if different). The Net Asset Values on the Repurchase Request Deadline and the Repurchase Pricing Date could be higher or lower than on the date you submit a Repurchase Request. Please call Voya Investments Distributor, LLC, at 1-800-992-0180 for the Fund’s current Net Asset Values.

5. PAYMENT FOR SHARES REPURCHASED. Payment for all shares repurchased pursuant to this Repurchase Offer will be made in cash no later than 7 days after the Repurchase Pricing Date.

6.  INCREASE IN NUMBER OF SHARES REPURCHASED; PRO RATA REPURCHASES. If shareholders tender for repurchase more shares than the number of shares that the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of shares that the Fund is offering to purchase by up to two percent (2%) of the number of shares outstanding on the Repurchase Request Deadline. If the number of shares tendered for repurchase exceeds the number of shares which the Fund is offering to repurchase, the Fund will repurchase tendered shares on a pro rata basis. The Fund may, in its discretion, accept all shares tendered by shareholders who own fewer than 100 shares and tender all their shares for repurchase in this Repurchase Offer, before prorating the shares tendered by other shareholders. There can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own. In the event of an oversubscribed Repurchase Offer, you may be unable to liquidate some or all of your investment at Net Asset Value. You may have to wait until a subsequent repurchase offer to tender shares that the Fund was unable to repurchase, and you would be subject to the risk of Net Asset Value fluctuations during that time.

7. WITHDRAWAL OR MODIFICATION OF TENDER OF SHARES FOR REPURCHASE. Shares tendered pursuant to the Repurchase Offer may be withdrawn or you may change the number of shares tendered for Repurchase at any time prior to the close of the New York Stock Exchange (normally the Exchange closes at 4:00 P.M., Eastern Time, but may close earlier on certain days) on the Repurchase Request Deadline. You must send a written notice to the Transfer Agent at the Pittsburgh address specified in this Repurchase Offer, and the Transfer Agent must receive it before the Repurchase Request Deadline.

INVESTMENT MANAGEMENT voyainvestments.com

Voya Enhanced Securitized Income Fund

Repurchase Offer Notice

8. SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Board of Trustees of the Fund may suspend or postpone this Repurchase Offer only by a majority vote of the Trustees (including a majority of the disinterested Trustees) and only:

(A) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; or

(B) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

(C) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund; or

(D) if the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code.

If the Repurchase Offer is suspended or postponed, the Fund will provide notice to each shareholder of the Fund’s shares of the suspension or postponement. If the Fund renews the Repurchase Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Repurchase Offer.

9. CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES. A repurchase of shares pursuant to the Repurchase Offer will be treated as a taxable sale or exchange of the shares if the tender (taking into account certain attribution rules) (i) completely terminates the shareholder’s interest in the Fund, (ii) is treated under the Internal Revenue Code as a distribution that is “substantially disproportionate” with respect to the shareholder or (iii) is treated under the Internal Revenue Code as a distribution that is “not essentially equivalent to a dividend.” A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the shareholder’s proportionate interest in the Fund after all shares are tendered. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the shareholder’s interest, which should be the case if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest. If the transaction is so treated, any recognized gain or loss will be treated as a capital gain or loss by shareholders who hold their shares as a capital asset and as a long-term capital gain or loss if such shares have been held for more than twelve months. If the transaction is not treated as a sale or exchange for tax purposes, the amount received upon a repurchase of shares will consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund’s current and accumulated earnings and profits for its taxable year in which the repurchase occurs and the shareholder’s basis in the shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, a constructive dividend may be received by non-tendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender. The above is only a summary of some of the U.S. federal income tax consequences of a repurchase of shares. Further information can be found in the Fund’s Prospectus and Statement of Additional Information. Shareholders should consult their tax advisors regarding the specific tax consequences, including U.S. federal, state and local and non-U.S. tax consequences, of a repurchase of their shares. Special tax rules apply to shares repurchased through tax-advantaged arrangements such as retirement plan accounts.

10. EARLY WITHDRAWAL CHARGES (“EWCs”). The Fund does not currently charge a special handling or processing fee for repurchases. However, if you tender for repurchase Class A and Class C shares that are subject to EWCs as described in the Fund’s Prospectus, and if those shares are repurchased by the Fund, the applicable EWC will be deducted from the proceeds of the repurchase of your shares. Class A shares purchased in an amount of $500,000 or more will be subject to a 1.00% EWC if they are repurchased by the Fund within 12 months of purchase. Class C shares repurchased by the Fund within the first year after purchase will incur a 1.00% EWC. The EWC on Class A and Class C shares may be reduced or waived under certain circumstances and for certain categories of investors, as described in the Fund’s prospectus.

INVESTMENT MANAGEMENT voyainvestments.com

Voya Enhanced Securitized Income Fund

Repurchase Offer Notice

If you ask that a specific number of shares be repurchased and those shares are repurchased, the applicable sales charge will be deducted from the repurchase proceeds. If you ask the Fund to repurchase a sufficient number of shares to provide you with proceeds of a specific dollar amount, and if some or all of those shares are subject to EWCs, then (assuming your request is not subject to pro-ration) the Fund will repurchase a sufficient number of shares to pay the net proceeds you have requested and enough additional shares to pay the applicable EWC. To keep your EWC as low as possible, each time you offer your shares for repurchase, the Fund will first repurchase shares in your account that are not subject to an EWC and then will repurchase shares that have the lowest EWC. If you claim entitlement to a waiver or reduction of EWCs based upon the terms of the Fund’s current Prospectus, you must identify the basis of that entitlement to the Transfer Agent in written instructions submitted as part of your Repurchase Request Form.

11. PROPER FORM OF REPURCHASE REQUEST DOCUMENTS. All questions as to the validity, form, eligibility (including, for example, the time of receipt) and acceptance of repurchase requests will be determined by the Fund and its Transfer Agent, in their sole discretion, and that determination will be final and binding. The Fund reserves the right to reject any and all tenders of repurchase requests for shares determined not to be in the proper form, or to refuse to accept for payment, purchase, exchange or pay for any shares if, in the opinion of counsel to the Fund or the Transfer Agent, accepting, purchasing, exchanging, or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this Repurchase Offer or any defect in any tender of shares, whether in general or with respect to any particular shares or shareholder(s). The Fund’s interpretations of the terms and conditions of this Repurchase Offer shall be final and binding. Unless waived, any defects or irregularities in connection with repurchase requests must be cured within the times as the Fund shall determine. Tenders of shares will not be deemed to have been made until all defects or irregularities have been cured or waived.

Neither the Fund, BNY Mellon Investment Servicing (US), Inc., Voya Investments, LLC (the Fund’s investment adviser) or Voya Investments Distributor, LLC (the Fund’s distributor) nor any other person is or will be obligated to give notice of any defects or irregularities in repurchase requests tendered, nor shall any of them incur any liability for failure to give any such notice.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder whether to tender or refrain from tendering shares. Each shareholder must make an independent decision whether to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund whether shareholders should tender pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with this Repurchase Offer other than those contained in this Repurchase Offer or in the Fund’s Prospectus. If given or made, any such recommendations and such information must not be relied upon as having been authorized by the Fund, its investment adviser, distributor or Transfer Agent.

For the Fund’s current Net Asset Values per share and other information about this Repurchase Offer, or for a copy of the Fund’s Prospectus, call Voya Investments Distributor, LLC at 1-800-992-0180 or contact your financial advisor.

The Prospectus contains more complete information on all charges, expenses, fees and risks. Please read it carefully before investing.

Principal Risks: The Fund may invest in securitized credit instruments of any credit quality, duration, or maturity and may invest significantly in securities rated below investment grade. The Fund’s investments are subject to differing types and levels of risk, including credit and interest rate risk.

INVESTMENT MANAGEMENT voyainvestments.com